Exhibit 10.2

*** OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTION 240.24b-2

AMENDMENT NO. 4 TO

CONSULTING AND INTELLECTUAL PROPERTY (“IP”) AGREEMENT

This Amendment No. 4 to Consulting and Intellectual Property (“IP”) Agreement (this “Amendment”), dated November 5, 2013, is entered into by and between INTERCEPT PHARMACEUTICALS, INC., a corporation organized and existing under the laws of Delaware, with its registered office at 18 Desbrosses Street, New York, NY 10013, USA (“INTERCEPT”), on the one hand and ROBERTO PELLICCIARI (“Consultant”), residing at Via U. Rocchi, 60, Perugia, Italy 06123, on the other hand:

RECITALS

WHEREAS, INTERCEPT and Consultant have entered into a Consulting and Intellectual Property Agreement, dated August 1, 2011 (the “Original Agreement”), as amended by Amendment No. 1 to Consulting and Intellectual Property Agreement, dated as of July 30, 2012 (the “First Amendment”), Amendment No. 2 to Consulting and Intellectual Property Agreement, dated as of February 15, 2013 (the “Second Amendment”), and Amendment No. 3 to Consulting and Intellectual Property Agreement, dated as of August 1, 2013 (the “Third Amendment” and the Original Agreement as amended by the First Amendment, the Second Amendment and the Third Amendment, the “Agreement”);

WHEREAS, the Term (as defined in the Original Agreement), as extended, was further extended until September 30, 2013 pursuant to the Third Amendment; and

WHEREAS, the parties have decided to further extend such Term.

NOW, THEREFORE, in consideration of the foregoing premises, INTERCEPT and Consultant hereby agree as follows:

ARTICLE 1:

This Amendment shall be of effect starting on October 1, 2013, and the Term under the Agreement shall be extended for a two year period starting on October 1, 2013 (hereinafter the “Extended Term”).

During the Extended Term, Consultant agrees to make himself available to render the Services, as requested by INTERCEPT at such times and locations as may be mutually agreed and to perform such Services in a professional and workmanlike manner. INTERCEPT will pay to Consultant thirty-seven thousand five hundred euros (€37,500) for each three-month period of service during the Extended Term for consulting services and Inventions, Know How, Improvements and Patent Rights to be provided by Consultant. Payment shall be made on the last day of each three-month period of service during the Extended Term (or, if such day is not a business day in the United States, the immediately following business day).

ARTICLE 2:

Exhibit A of the Agreement shall be deleted and replaced in its entirety with Exhibit A attached to this Amendment.

ARTICLE 3:

This Amendment shall be governed by and construed under the laws of the State of New York, U.S., without giving effect to the conflict of law principles thereof.

Any and all provisions of the Agreement not modified hereinabove shall remain in full force and effect.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

In witness whereof, the Parties have executed this Amendment by their proper officers as of the date first set forth above.

INTERCEPT PHARMACEUTICALS, INC.

/s/ Mark Pruzanski
Name: Mark Pruzanski
Title: President and Chief Executive Officer

CONSULTANT

/s/ Roberto Pellicciari
Name: Roberto Pellicciari

[Signature Page – Pellicciari Consulting Agreement (TGR5) – Amendment No. 4]

Exhibit A

Action Plan

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